SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2007

INTERNATIONAL SMART SOURCING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14753	11-3423157
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

320 Broad Hollow Road	11735
Farmingdale, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 293-4650

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Letter of Intent to Acquire Real Property Technologies, LLC.

     On July 10, 2007, International Smart Sourcing, Inc. signed a letter of intent to acquire Real Property Technologies, LLC., a privately held real estate business information company located in Carle Place, New York.

     The terms and conditions are set forth in the Letter of Intent, the form of which is attached hereto as Exhibit 10.1 to this report.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 12, 2007

INTERNATIONAL SMART SOURCING, INC.

By:	/s/ DAVID HALE
David Hale
Chairman of the Board of Directors, President

INDEX TO EXHIBIT

Exhibit
No.	Description
10.1	Letter of Intent